Earnings Presentation Q4 2026 + FY 2026

Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements contained in this presentation other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are made as of the date they were first issued and are based on information available to Wealthfront together with Wealthfront’s expectations, estimates, forecasts, projections, beliefs, and assumptions as of such date. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Wealthfront’s control. Wealthfront’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors. Further information on potential risks that could affect actual results is included in Wealthfront’s most recent filings with the Securities and Exchange Commission (the “SEC”), including in our most recent Form 10-Q, copies of which may be obtained by visiting Wealthfront’s Investor Relations website at https://ir.wealthfront.com or the SEC's website at https://www.sec.gov. Past performance is not necessarily indicative of future results. Wealthfront undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements should not be relied upon as representing Wealthfront’s views as of any date subsequent to the date of this presentation. Additional Information We announce material information to the public through filings with the SEC, the investor relations page on our website (ir.wealthfront.com), press releases, public conference calls, public webcasts, and our social media accounts on X, Instagram, Facebook, and LinkedIn in order to achieve broad, non-exclusionary distribution of information to the public and for complying with our disclosure obligations under Regulation FD. The content of our websites and information that we may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through our websites or these online and social media channels are not incorporated by reference into this presentation or in any report or document we file with the SEC, and any references to our websites or these online and social media channels are intended to be inactive textual references only. Non-GAAP Financial Measures We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources, and assess our performance. In addition to total revenue, net income and other results under GAAP, we utilize non-GAAP calculations of adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as net income, excluding: (i) interest expenses, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) change in fair value of the convertible note, warrant liabilities, and SAFEs, and (vi) nonrecurring expenses, if any. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA and Adjusted EBITDA Margin in this presentation because they are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, identify trends affecting our business and perform strategic planning and annual budgeting. Free Cash Flow reflects net cash provided from operating activities, less (i) purchases of property, software, and equipment and (ii) capitalized internally developed software. We believe Free Cash Flow allows investors to evaluate the cash generated from our underlying operations in a manner similar to the method used by management. However, the utility of Free Cash Flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. Free Cash Flow Conversion reflects Free Cash Flow divided by Adjusted EBITDA. Adjusted Operating Expenses reflect GAAP expenses, less (i) stock-based compensation expense and (ii) nonrecurring expenses, if any. The above items are excluded from our Adjusted Operating Expenses because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. Please refer to the Appendix for a reconciliation of each non-GAAP financial measure presented herein to the most directly comparable financial measure stated in accordance with GAAP. 02

Q4 2026 Business Update

Second Consecutive Record Quarter of Net Cross Account Transfers to Investment Advisory

Highlights the balanced nature of the business and the enhanced breadth of Investment Advisory products available to clients

Early Access to Wealthfront Home Lending

Launched early access to Wealthfront Home Lending in November 2025 starting in Colorado and having since expanded into Texas and California

Wealthfront Treasury Money Market Fund (WLTXX)

Launched in December 2025 with February-end assets under management over $85 million

Enhanced Investment Advisory & Cash Management Offerings

Increased the base APY on the Wealthfront Cash Account by five basis points to 3.30% effective January 30th due to the effective federal funds rate stabilizing at a higher rate within its target range

Introduced auto dividend sweeps from Investment Advisory to Cash Management accounts

Expanded availability of fractional shares into Automated Investing Accounts and Automated Bond Portfolios

Increased withdrawal limits up to $1 million for qualified Cash Management clients

Introduced Dividend Reinvestment Plans and added additional stock and ETF tickers within the Stock Investing account

C2023

Stock Investing

Automated Bond Portfolios

Wires

C2024

Automated Bond Ladders

S&P 500 Direct

Free Instant Withdrawals

Joint Access

C2025

Joint Cash Account Shared Views & Checking Features

Fully Paid Securities Lending

Platform Referrals

Fractional Shares for Automated Investing Accounts and Automated Bond Portfolios

Nasdaq-100 Direct

Home Mortgages

Wealthfront Treasury Money Market Fund (WLTXX)

Note: Years reflect calendar years.

03

$193.8 $277.9 $327.0 $216.7 $308.9 $365.0 89% 90% 90% 0.8 0.9 0.9 1.0 1.0 1.1 1.1 1.2 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 F2024 F2025 F2026 +18% +18% Total Revenue & Gross Profit (in $ M) Adjusted Operating Expenses (in $ M) Cost of Revenue Gross profit margin Gross profit 04 $123.3 $178.0 $211.1 F2024 F2025 F2026 +19% Adjusted EBITDA margin Adjusted EBITDAAdj. EBITDA (in $ M) & Adj. EBITDA Margin (in %) $103.0 $142.7 $170.7 48% 46% 47% F2024 F2025 F2026 Total Platform Assets (in $ B) Investment Advisory Cash Management $29.4 $42.4 $45.4 $28.2 $37.8 $48.7$57.6 $80.2 $94.1 F2024 F2025 F2026 +29% +17% +7% Note: Fiscal years ended January 31. Growth rates are year-over-year. Please refer to the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP. +20%

Total Platform Assets (in $ B) • Record month-end Total Platform Assets of $94.1 billion were up 17% year- over-year (YoY). This included trailing twelve- month net deposits of $6.7 billion. • Investment Advisory Assets of $48.7 billion were up 29% YoY. • Cash Management Assets of $45.4 billion were up 7% YoY. Investment Advisory Cash Management 05 $42.4 $43.8 $46.6 $47.0 $45.4 $37.8 $37.1 $41.6 $45.8 $48.7 $80.2 $80.9 $88.2 $92.8 $94.1 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 +17% +29% +7% Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Growth rates are year-over-year.

$2.7 $1.8 $3.7 $1.6 ($0.4) Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Total Net Deposits (in $ B) • Total net outflows in Q4 2026 were $0.4 billion. Investment Advisory net deposits were $1.3 billion including a second consecutive record quarter of net cross account transfers from Cash Management to Investment Advisory. Cash Management net outflows were $1.7 billion, but as expected, began to normalize in mid-January. • Net outflows from Cash Management were $145 million in February, a significant improvement from the $840 million in net outflows in January. • Since February 16th, Cash Management net deposits have been positive; however, we expect withdrawals due to tax time seasonality to begin later in March and continue up until the April 15th federal tax deadline. • Fiscal Q1 ends April 30th and typically experiences tax time seasonality. 06Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. ($1.31) ($0.4)

Total Funded Accounts & Funded Clients (in 000s) • Funded accounts ended the quarter at roughly 1.84 million, up 16% YoY, with funded clients of roughly 1.42 million, up 17% YoY, reflecting 1.3 funded accounts per funded client. • Q4 2026 was the strongest quarter of new funded Investment Advisory clients added in the year. Ending Total Funded Accounts Ending Total Funded Clients 07 1,212 1,264 1,318 1,378 1,417 1,584 1,648 1,710 1,785 1,843 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 +16% +17% Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Growth rates are year-over-year.

• Record quarterly revenue of $96.1 million, up 16% YoY, and record quarterly gross profit of $86.6 million, up 17% YoY. • Record quarterly revenue included Cash Management revenue of $69.7 million, up 12% YoY, due to higher average Cash Management balances and a slightly higher fee rate, and Investment Advisory revenue of $25.8 million, up 31% YoY, due primarily to higher average Investment Advisory balances. • Strong gross profit margin of 90% flat YoY. • Adjusted operating expenses were $57.1 million, up 15% YoY, due primarily to higher product development expense, partially offset by lower marketing expense. • Refer to the Appendix for more details on expenses and a reconciliation of non- GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP. Total Revenue & Gross Profit (in $ M) Adjusted Operating Expenses (in $ M)Cost of Revenue Gross profit margin Gross profit 08 $74.1 $75.8 $81.5 $83.0 $86.6 $82.7 $84.5 $91.1 $93.2 $96.1 90% 90% 89% 89% 90% 0.8 0.85 0.9 0.95 1 1.05 1.1 0 25 50 75 100 125 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 $49.7 $50.0 $50.3 $53.7 $57.1 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 15%17% 16% Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Growth rates are year-over-year.

Adj. EBITDA *(in $ M)* & Adj. EBITDA Margin *(in %)*



Adjusted EBITDA margin
Adjusted EBITDA
$36.2
44%
Q4'25
$37.9
45%
Q1'26
$44.8
49%
Q2'26
$43.8
47%
Q3'26
$44.2
+22%
46%
Q4'26

- Adjusted EBITDA of $44.2 million was up 22% YoY and reflected an adjusted EBITDA margin of 46%, up 2 percentage points YoY.
- The strong operating leverage was driven primarily by revenue growth of 16% YoY outpacing the 15% YoY growth in adjusted operating expenses.

GAAP Diluted Net Income (Loss) *(in $M)* & GAAP Diluted EPS *(in $)*



GAAP Diluted EPS
GAAP diluted net income (loss)
$32.1
$0.23
Q4'25
$25.9
$0.18
Q1'26
$34.7
$0.24
Q2'26
$30.9
$0.21
Q3'26
($1.31)
-$134.8
Q4'26

- GAAP diluted net income (loss) of -$134.8 million was down YoY driven primarily by elevated share-based compensation expense as a result of one-time, dual-trigger equity awards settled in connection with our IPO of $239.0 million.
- GAAP diluted earnings per share (EPS) of $(1.31) was down YoY primarily due to the factors noted above.

Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Growth rates are year-over-year.
Please refer to the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

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Rule of 40 (in Percentage Points) Free Cash Flow ($ M) & Free Cash Flow Conversion (in %) Free cash flow conversion Free cash flow 10 Revenue growth (in ppt) Adjusted EBITDA margin (in ppt) 44 45 49 47 46 37 24 18 16 16 81 69 67 63 62 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 $19.0 $38.3 $38.5 $41.3 $33.0 52% 101% 86% 94% 75% 0% 25% 50% 75% 100% 125% 150% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 LTM FCF conversion: 88% Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Please refer to the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP. • Q4 is a seasonally lower free cash flow quarter as we pay out 65% of accrued annual cash bonuses to our employees in January. The remaining 35% is paid in July or Q2. • Q4’25 includes interest paid on related-party long-term debt of $6.2 million.

C A P I T A L P R I O R I T I E S Corporate Liquidity (in $ M) Corporate cash & cash equivalents Revolving credit facility (untapped) 11 $142.9 $182.9 $222.7 $266.2 $440.8 $50.0 $50.0 $50.0 $250.0 $250.0 Total available liquidity $192.9 $232.9 $272.7 $516.2 $690.8 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Organic investments M&A with a preference to ‘build’ versus ‘buy’ Share repurchases • No corporate debt • Corporate cash in Q4’26 includes net IPO proceeds raised in December.

Appendix

Income Statement

(in $ thousands excluding EPS and shares)	Q4'25	Q1'26	Q2'26	Q3'26	Q4'26	F2024	F2025	F2026
Revenue:								
Cash management	62,056	64,266	68,873	68,812	69,749	154,800	230,946	271,700
Investment advisory	19,632	19,874	22,040	24,182	25,803	56,095	73,045	91,899
Other revenue	992	374	210	226	584	5,819	4,868	1,394
Total revenue	82,680	84,514	91,123	93,220	96,136	216,714	308,859	364,993
Costs and operating expenses:								
Cost of revenue	8,543	8,668	9,587	10,178	9,574	22,898	30,964	38,007
Product development	18,085	20,232	21,227	20,922	150,056	57,558	64,515	212,437
General and administrative	7,841	9,867	8,873	15,404	114,984	23,766	29,092	149,128
Marketing	14,475	10,188	9,093	12,234	20,240	21,150	52,196	51,755
Operations and support	2,839	2,925	3,063	3,046	15,802	9,767	10,619	24,836
Total costs and operating expenses	51,783	51,880	51,843	61,784	310,656	135,139	187,386	476,163
Interest expense	253	67	99	217	508	2,000	2,810	891
Other income, net	(812)	(1,544)	(690)	(3,526)	(5,053)	986	(20,566)	(10,813)
Income before income taxes	31,456	34,111	39,871	34,745	(209,975)	78,589	139,229	(101,248)
Provision for (benefit from) income taxes	(636)	8,164	5,130	3,844	(76,320)	1,623	(55,218)	(59,182)
Net income (loss)	32,092	25,947	34,741	30,901	(133,655)	76,966	194,447	(42,066)
Net income (loss) attributable to common shareholders:								
Net income (loss) attributable to common stockholders, basic	32,092	25,947	34,741	30,901	(133,655)	76,966	194,447	(42,066)
Net income (loss) attributable to common stockholders, dilutive	32,092	25,947	34,741	30,901	(134,774)	77,919	181,752	(43,203)
Earnings per share (EPS):								
Basic	0.82	0.64	0.86	0.72	(1.30)	2.06	4.99	(0.74)
Diluted	0.23	0.18	0.24	0.21	(1.31)	0.54	1.31	(0.76)
Weighted-average shares outstanding used in computing EPS (in shares):								
Basic	39,108,339	40,271,969	40,497,003	42,872,653	102,601,387	37,297,221	38,990,556	56,694,634
Diluted	137,775,723	142,487,835	141,996,997	142,510,293	102,830,296	143,878,296	138,660,318	56,937,428

Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

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(in $ thousands unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 F2024 F2025 F2026 Total revenue 82,680 84,514 91,123 93,220 96,136 216,714 308,859 364,993 Less: Cost of revenue 8,543 8,668 9,587 10,178 9,574 22,898 30,964 38,007 Gross profit 74,137 75,846 81,536 83,042 86,562 193,816 277,895 326,986 Gross profit margin (in %) 90% 90% 89% 89% 90% 89% 90% 90% Gross Profit 14Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

(in $ thousands unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 Net cash provided by operating activities 19,915 38,481 38,924 41,478 33,306 Divided by: Net income 32,092 25,947 34,741 30,901 (133,655) Operating cash flow conversion (in %) 62% 148% 112% 134% NM Net cash provided by operating activities 19,915 38,481 38,924 41,478 33,306 Less: Capital expenditures (946) (211) (421) (198) (308) Free cash flow1 18,969 38,270 38,503 41,280 32,998 Divided by: Adjusted EBITDA (non-GAAP) 36,202 37,904 44,759 43,813 44,210 Free cash flow conversion2 (in %) 52% 101% 86% 94% 75% Free Cash Flow 1 Free cash flow reflects 1) Net cash provided by operating activities less 2) Capital expenditures. 2 Free cash flow conversion equals 1) Free cash flow divided by 2) Adjusted EBITDA. Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. 15

(in $ thousands unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 F2024 F2025 F2026 Product development 1,632 1,251 1,046 850 124,266 8,692 7,325 127,414 General and administrative 419 349 291 7,049 102,992 2,647 2,041 110,677 Marketing 109 91 77 62 8,242 582 536 8,472 Operations and support 239 188 157 127 12,788 1,334 1,099 13,261 Total stock-based compensation expense 2,399 1,879 1,571 8,088 248,288 13,255 11,001 259,824 Capitalized stock-based compensation expense (279) — — — — (1,409) (1,637) — Total stock-based compensation expense, net of amounts capitalized 2,120 1,879 1,571 8,088 248,288 11,846 9,364 259,824 Expense Detail (in $ thousands unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 F2024 F2025 F2026 GAAP operating expenses 51,783 51,880 51,843 61,784 310,656 135,139 187,386 476,163 Less: Stock-based compensation expense 2,120 1,879 1,571 8,088 248,288 11,846 9,364 259,824 Less: Employer payroll taxes on IPO-triggered vesting of equity awards — — — — 5,275 — — 5,275 Adjusted operating expenses 49,663 50,001 50,272 53,696 57,093 123,293 178,022 211,064 16Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

(in $ thousands unless otherwise noted) Q4’26 + F2026 Product development 2,879 General and administrative 1,903 Marketing 156 Operations and support 337 Employer payroll taxes on IPO-triggered vesting of equity awards 5,275 Expense Detail 17Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

(in $ thousands unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 F2024 F2025 F2026 Net income 32,092 25,947 34,741 30,901 (133,655) 76,966 194,447 (42,066) Net income margin (in %) 39% 31% 38% 33% (140)% 36% 63% (12)% Add: Interest expense 253 67 99 217 508 2,000 2,810 891 Provision for (benefit from) income taxes (636) 8,164 5,130 3,844 (76,320) 1,623 (55,218) (59,182) Depreciation and amortization of property, software, and equipment, net 1,779 1,847 1,859 1,860 1,829 6,037 6,236 7,397 EBITDA (non-GAAP) 33,488 36,025 41,829 36,822 (207,638) 86,626 148,275 (92,960) Stock-based compensation expense 2,120 1,879 1,571 8,088 248,285 11,846 9,364 259,824 Change in fair value of convertible note, warrant liabilities, and SAFEs 594 — 1,359 (1,097) (1,712) 4,490 (14,951) (1,450) Employer payroll taxes on IPO-triggered vesting of equity awards — — — — 5,275 — — 5,275 Adjusted EBITDA (non-GAAP) 36,202 37,904 44,759 43,813 44,210 102,962 142,688 170,688 Adjusted EBITDA Margin (non-GAAP) [in %] 44% 45% 49% 47% 46% 48% 46% 47% Adjusted EBITDA 18Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

(in $ millions unless otherwise noted) Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 F2024 F2025 F2026 Platform assets $ 80,175 80,858 88,175 92,821 94,106 57,601 80,175 94,106 Cash management 42,411 43,774 46,579 47,011 45,360 29,361 42,411 45,360 Investment advisory 37,764 37,085 41,596 45,810 48,745 28,240 37,764 48,745 Net deposits 2,667 1,790 3,662 1,568 -360 20,858 17,714 6,659 Funded accounts (in # thousands) 1,584 1,648 1,710 1,785 1,843 1,136 1,584 1,843 Funded clients (# in thousands) 1,212 1,264 1,318 1,378 1,417 854 1,212 1,417 Key Business Metrics (1 of 2) 19Note: Fiscal quarters ended January 31, April 30, July 31, and October 31. Fiscal years ended January 31.

Key Business Metrics (2 of 2)

(in $ millions unless otherwise noted)		Q4'25	Q1'26	Q2'26	Q3'26	Q4'26
Cash management assets (off-balance sheet), beginning of the period	**$**	**41,400**	**42,411**	**43,774**	**46,579**	**47,011**
Cash management assets (off-balance sheet), end of the period		**42,411**	**43,774**	**46,579**	**47,011**	**45,360**
Average[1]		41,906	43,093	45,177	46,795	46,186
Cash management revenue	**$**	**62.1**	**64.3**	**68.9**	**68.8**	**69.7**
Annualized cash management fee rate (in %) [2]		**0.59%**	**0.61%**	**0.60%**	**0.58%**	**0.60%**
Investment advisory assets (off-balance sheet), beginning of the period	**$**	**35,096**	**37,764**	**37,085**	**41,596**	**45,811**
Investment advisory assets (off-balance sheet), end of the period		**37,764**	**37,085**	**41,596**	**45,810**	**48,745**
Average[1]		36,430	37,424	39,340	43,704	47,278
Investment advisory revenue	**$**	**19.6**	**19.9**	**22.0**	**24.2**	**25.8**
Annualized investment advisory fee rate (in %) [2]		**0.21%**	**0.22%**	**0.22%**	**0.22%**	**0.22%**

[1] Average balance rows represent the average of the beginning of period and end of period balances.
[2] Annualized cash management fee rate and Annualized investment advisory fee rate is calculated by annualizing revenue for the given period and dividing by the applicable average asset balance.
Note: Fiscal quarters ended January 31, April 30, July 31, and October 31.

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Definitions Key Business Metrics Platform assets: We define “platform assets” as the total value of financial assets held by clients in their accounts as of a stated date on our platform. Net deposits and changes in value attributable to financial market performance are included in the change in platform assets in any given period. We further break down platform assets into two categories of products: cash management and investment advisory. Net deposits: We define “net deposits” as the value of all assets clients have placed into products on our platform, net of withdrawals, over a defined period of time. We exclude changes in value attributable to financial market performance from this metric. We view net deposits as an important barometer of our ability to scale and grow organically and accumulate assets onto our platform. We view the relevant metric as net deposits on a platform-wide basis, not by individual product. Although net deposits can vary by product based on the economic environment, total net deposits provides a more comprehensive view of our growth because our platform offers diverse financial products that are designed to perform under a wide range of economic conditions, allowing the business to maintain resilience and increase total platform assets across market cycles and through extraordinary events. Funded clients: We define “funded clients” as clients with balances greater than zero or that have been greater than zero on at least one occasion during the 45 consecutive calendar days ending as of the measurement date. Funded clients include clients with a zero balance across all accounts as of the measurement date if they had greater than zero balances in at least one account within 45 calendar days prior to the measurement date. Individuals who shared funded joint accounts are each considered to be a separate funded client. The number of funded clients is as of a stated date and reflects our scale and monetization potential. Funded accounts: We define “funded accounts” as accounts with balances greater than zero or that have been greater than zero on at least one occasion during the 45 consecutive calendar days ending as of the measurement date. Funded accounts include accounts with a zero balance as of the measurement date if they had greater than zero balances within 45 calendar days prior to the measurement date. A shared funded joint account is considered a single funded account. The number of funded accounts is as of a stated date and reflects our scale and monetization potential. 21